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                                                                  EXECUTION COPY

                                                                    Exhibit 10.2

================================================================================

                                 AMENDMENT NO. 1

                          Dated as of October 13, 2005

                                     TO THE

                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of October 7, 2005

                                  by and among

                                ATS MEDICAL, INC.

                                 as the Company

                                       and

                                     BUYERS,

                               as defined therein

================================================================================

              AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT

     AMENDMENT NO. 1 dated as of October 13, 2005 (this "Amendment"), by and among ATS Medical, Inc., a Minnesota corporation (the "Company"), and the buyers listed on the Amended Schedule of Buyers attached hereto as Exhibit A (each, a "Buyer" and, collectively, the "Buyers") to the Registration Rights Agreement (the "Original Agreement"), dated as of October 7, 2005, by and among the Company and the buyers listed on the Schedule of Buyers attached to the Original Agreement (the "Initial Buyers"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement, dated as of October 6, 2005, by and among the Company and the Initial Buyers.

                                   WITNESSETH:

     WHEREAS, the Company has heretofore entered into the Original Agreement with the Initial Buyers providing for the registration of Registrable Securities (as defined in the Original Agreement), which included an aggregate of up to $23,750,000 of the Company's 6% Convertible Senior Notes due 2025 and Warrants to purchase up to 1,425,000 shares of the Company's Common Stock.

     WHEREAS, the Company desires to enter into this Amendment to increase the Registrable Securities to include an aggregate of up to $4,250,000 of the Company's 6% Convertible Senior Notes due 2025 and warrants to purchase up to 255,000 shares of Common Stock.

     WHEREAS, in accordance with Section 10 of the Original Agreement, the Pricing Committee of the Board of Directors of the Company has authorized the execution of this Amendment.

     WHEREAS, in accordance with Section 10 of the Original Agreement, holders of not less than a majority of the Conversion Shares (as defined in the Original Agreement) and the Warrant Shares (as defined in the Original Agreement) hereby approve the amendment and restatement of Paragraph A of the Original Agreement (as set forth below), and approve the adoption of this Amendment.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

     SECTION 1. Paragraph "A" on the first page of the Original Agreement is hereby deleted and replaced with the following:

          "A. The Company and the Buyers entered into that certain Securities Purchase Agreement dated as of October 6, 2005, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof (the "Securities Purchase Agreement"), and, upon the terms and subject to the conditions of the Securities Purchase Agreement, the Company has agreed to issue and sell to the Buyers an aggregate of up to Twenty-Eight Million United States Dollars ($28,000,000) of the

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     Company's 6% Convertible Senior Notes due 2025 (such Convertible Senior
     Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Notes"), which shall be convertible into shares of common stock, $0.01 par value per share (the "Common Stock") of the Company (as converted, the "Conversion Shares"), and Warrants (such Warrants, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Warrants") to purchase up to One Million Six Hundred and Eighty Thousand (1,680,000) shares of Common Stock (as exercised, the "Warrant Shares")."

     SECTION 2. Except as expressly amended hereby, the Original Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

     SECTION 3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the
Registration Rights Agreement to be duly executed as of the day and year first above written.

                                        "COMPANY"

                                        ATS MEDICAL, INC.


                                        By: /s/ John R. Judd
                                            ------------------------------------
                                        Its: Chief Financial Officer

                    [Signatures of Buyers on Following Pages]

                  [DEERFIELD SIGNATURE PAGE TO AMENDMENT NO. 1
                        TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed as of the day and year first written above.

                                        "BUYER"

                                        DEERFIELD PARTNERS, L.P.


                                        By: /s/ Arnold H. Snider
                                            ------------------------------------
                                        (signature of authorized representative)
                                        Name: Arnold H. Snider
                                        Its: General Partner


                                        "BUYER"

                                        DEERFIELD INTERNATIONAL LIMITED


                                        By: /s/ Arnold H. Snider
                                            ------------------------------------
                                        (signature of authorized representative)
                                        Name: Arnold H. Snider
                                        Its: Investment Manager

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed as of the day and year first written above.

SF CAPITAL PARTNERS LTD.


By: /s/ Brian Davidson
    ---------------------------------
Name: Brian Davidson
Its: Authorized Signatory


WHITEBOX CONVERTIBLE ARBITRAGE
PARTNERS, LP


By: /s/ Andrew Redleaf
    ---------------------------------
    Whitebox Convertible Arbitrage
    Partners, LP
    Whitebox Convertible Arbitrage
    Advisors LLC
    Whitebox Advisors LLC
    Andrew Redleaf, Managing Member
    of the General Partner


WHITEBOX INTERMARKET PARTNERS, LP


By: /s/ Andrew Redleaf
    ---------------------------------
    Whitebox Intermarket Partners LP
    Whitebox Intermarket Advisors LLC
    Whitebox Advisors LLC
    Andrew Redleaf, Managing Member
    of the General Partner


HFR RVA COMBINED MASTER TRUST


By: /s/ Dora Hines
    ---------------------------------
    Dora Hines, for and on behalf of
    HFR Asset Management, LLC
    as attorney in fact


DBZ ACQUISITION PARTNERS II, LLC


By: /s/ David Proshan
    ---------------------------------
Name: David Proshan
Its: General Counsel

      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT]

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THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY


By: /s/ Jerome R. Baier
    ---------------------------------
Name: Jerome R. Baier
Its: Authorized Representative


RADCLIFFE SPC, LTD. FOR AND ON BEHALF
OF THE CLASS A CONVERTIBLE CROSSOVER
SEGREGATED PORTFOLIO


By: RG Capital Management, L.P.
By: RGC Management Company, L.L.C.
By: /s/ Gerald F. Stahlecker
    ---------------------------------
    Gerald F. Stahlecker,
    Managing Director


CAPITAL VENTURES INTERNATIONAL
By: HEIGHTS CAPITAL MANAGEMENT, INC., its authorized agent


By: /s/ Martin Kobinger
    ---------------------------------
Name: Martin Kobinger
Its: Investment Manager


SMITHFIELD FIDUCIARY LLC


By: /s/ Scott M. Wallace
    ---------------------------------
Name: Scott M. Wallace
Its: Authorized Signatory

      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

                           AMENDED SCHEDULE OF BUYERS

                                               PRINCIPAL AMOUNT OF NOTES    NUMBER OF WARRANTS
                NAME OF BUYER                  -------------------------   --------------------
        CONTACT INFORMATION FOR BUYER            INITIAL      ADDITIONAL   INITIAL   ADDITIONAL
        -----------------------------          -----------   -----------   -------   ----------
1.   SF Capital Partners, Ltd.                  $4,000,000   $1,000,000     240,000     60,000
     3600 South Lake Drive
     St. Francis, WI 53235

2.   Whitebox Entities:
     -    Whitebox Convertible Arbitrage        $3,300,000   $  825,000     198,000     49,500
          Partners, LP
     -    Whitebox Intermarket Partners, LP     $  500,000   $  125,000      30,000      7,500
     -    HFR RVA Combined Master Trust         $  200,000      $50,000      12,000      3,000
     3033 Excelsior Boulevard, Suite 300
     Minneapolis, MN 55416

3.   DBZ Acquisition Partners II, LLC           $3,000,000   $  750,000     180,000     45,000
     745 Fifth Avenue, 18th Floor
     New York, NY 10151

4.   The Northwestern Mutual Life               $3,000,000   $  750,000     180,000     45,000
        Insurance Company
     720 East Wisconsin Avenue
     Milwaukee, WI 53202

5.   Radcliffe SPC, Ltd. for and on behalf      $2,500,000   $  625,000     150,000     37,500
        of the Class A Convertible Crossover
        Segregated Portfolio
     3 Bala Plaza East, Suite 501
     Bala Cynwyd, PA 19004

6.   Capital Ventures International             $1,500,000   $  375,000      90,000     22,500
     101 California Street, Suite 3250
     San Francisco, CA 94111

7.   Smithfield Fiduciary LLC                   $1,000,000   $  250,000      60,000     15,000
     9 West 57th Street
     New York, NY 10019

8.   Deerfield Entities:
     -    Deerfield Partners, L.Pl              $1,632,000   $  408,000      97,920     24,480
     -    Deefield International Limited        $1,768,000   $  442,000     106,080     26,520
     780 Third Avenue, 37th Floor
     New York, NY 10047